Liquidity	12 Months Ended
Dec. 31, 2021
Liquidity
Liquidity

Note 4 — Liquidity

In fiscal 2021, the Company had a significantly growth in bamboo related products which generated revenue of $53.4 million from its consumer product segment. In addition, two subsidiaries focus on developing and manufacturing of smart electric sanitation vehicles also generated revenue of $1.9 million from Electric Vehicle (the “EV”) segment.

However, the Company had incurred approximately $8.1 million research and development costs on its smart electric sanitation vehicles designed to be used in industrial parks and residential communities. The Company also recorded 100% allowance of total $5.8 million manufacturing rebate receivable due to the fact that there is remote possibility to successfully claim the manufacturing rebate under the newly implemented government policy (see Note 8). These costs offset the increase of the revenues and gross profit in fiscal 2021. Therefore, for the year ended December 31, 2021, the Company incurred continuous loss and had negative cash flows from its operations.

In fiscal 2021, the Company successfully completed two equity financings which resulted in net proceeds of $19.4 million. In addition, the Company obtained net proceeds of $9.1 million and $5.6 million from equity financings in November 2020 and September 2017, respectively. As a result, the Company had approximately $43.1 million cash on hand as of December 31, 2021. Although the Company maintains a positive working capital as of December 31, 2021, the future operations of the Company depend on whether or not the Company can successfully collect its accounts receivable and utilize its advances, as well as how the change of government policies affect its EV business.

The Company currently plans to fund its operations mainly through renewal of bank borrowings, additional equity financing and the continuing financial support by its shareholders and its affiliates controlled by its principal shareholder, if necessary, in the near future to ensure sufficient working capital. The Company has implemented a stricter policy on sales to supermarkets and less credible customers and continues to improve its collection efforts on accounts with outstanding balances. The Company is actively working with its customers and suppliers and expects to fully collect outstanding accounts receivables or utilize the rest of prepayment balance in 2022.

The Company plans to fund the EV segment through additional private placement and continued support from the parent company. The principal shareholder of the Company, along with the affiliated entity, Forasen Group, has agreed to provide financial support to the Company whenever necessary.

Based on its current operating plan, management believes that the above-mentioned measures collectively will provide sufficient liquidity for the Company to meet its future liquidity and capital requirements for at least next twelve months from the date of this report.